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                                                               EXHIBIT 23.1

                             ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 10, 1997, included in the Annual Report of ARAMARK Corporation on
Form 10-K for the fiscal year ended October 3, 1997 and to all references to our Firm included in or made part of this Registration Statement.


                                             /s/ Arthur Andersen LLP



Philadelphia, Pennsylvania

May 19, 1998